SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  April 2, 2003 (April 1, 2003)
                                                --------------------------------

                               Clayton Homes, Inc.
               (Exact name of Registrant as specified in charter)


          Delaware                     1-8824                    62-1671360
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission file             (IRS employer
      of incorporation)                number)               identification no.)



5000 Clayton Road, Maryville, Tennessee                       37804
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code       (865) 380-3000
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         Berkshire Hathaway Inc., a Delaware corporation ("Parent"), B Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and Clayton Homes, Inc., a Delaware corporation ("Company"), have entered into an Agreement and Plan of Merger, dated as of April 1, 2003 (`Merger Agreement"), pursuant to which Merger Sub will merge with and into the Company ("Merger") with the Company surviving the Merger. In the Merger, each issued and outstanding share of the common stock, $.10 par value, of the Company will be canceled and converted into the right to receive $12.50 in cash.

         In connection with the Merger, concurrently with the execution and delivery of the Merger Agreement and as a condition to Parent's and Merger Sub's willingness to enter into the Merger Agreement, Parent and Merger Sub have entered into a Stockholders Agreement, dated as of April 1, 2003, with James L. Clayton and the Clayton Family Foundation ("Stockholders Agreement"), pursuant to which each such stockholder has, among other things, agreed to vote the shares of Company common stock beneficially owned by such stockholder in favor of the Merger and the Merger Agreement and against competing acquisition proposals, in each case subject to and on the conditions set forth in the Stockholders Agreement.

         The Merger Agreement, the Stockholders Agreement and the press release jointly issued by the Company and the Parent on April 1, 2003, are attached as exhibits and are incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

         2.1 Agreement and Plan of Merger, dated as of April 1, 2003, by and among Berkshire Hathaway Inc., B Merger Sub Inc. and Clayton Homes, Inc.

         2.2 Stockholders Agreement, dated as of April 1, 2003, by and among Berkshire Hathaway Inc., B Merger Sub Inc. and the stockholders named therein.

         99.1 Joint Press Release issued by Clayton Homes, Inc. and Berkshire Hathaway Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 2, 2003

                                     CLAYTON HOMES, INC.


                                     By: /s/ Kevin T. Clayton
                                         --------------------------------------
                                         Kevin T. Clayton
                                         Chief Executive Officer and President

                                  Exhibit Index

Exhibit No.            Description
-----------            -----------

     2.1 Agreement and Plan of Merger, dated as of April 1, 2003, by and among Berkshire Hathaway Inc., B Merger Sub Inc. and Clayton Homes, Inc.

     2.2 Stockholders Agreement, dated as of April 1, 2003, by and among Berkshire Hathaway Inc., B Merger Sub Inc. and the stockholders named therein.

     99.1 Joint Press Release issued by Clayton Homes, Inc. and Berkshire Hathaway Inc.